Exhibit 10.1

Execution Version

AMENDMENT AGREEMENT NO. 2

AMENDMENT AGREEMENT NO. 2, dated as of August 3, 2016 (this “Amendment”), to the Credit Agreement (as defined below), by and among POLYONE CORPORATION, an Ohio corporation (the “Borrower”), the other Loan Parties party hereto, CITIBANK, N.A., as the Administrative Agent (the “Administrative Agent”), and CITIBANK, N.A., as the incremental term lender (the “Incremental Term B-1 Lender”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 12, 2015 (as amended by Amendment Agreement No. 1, dated as of June 15, 2016, as the same may be otherwise amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto and Citibank, N.A., in its capacity as Administrative Agent under the Credit Agreement (capitalized terms used in this Amendment but not defined herein shall have the meaning assigned to such terms in the Credit Agreement);

WHEREAS, on the date hereof, the Borrower, the Administrative Agent and the Incremental Term B-1 Lender, in accordance with Section 2.14 of the Credit Agreement, seek to establish Additional Commitments (the “Incremental Term B-1 Commitments”) to provide $100,000,000 aggregate principal amount of Term B-1 Loans (the “Incremental Term B-1 Loans”), which shall form part of the same Class and be fully fungible with the existing Term B-1 Loans, the proceeds of which will be used for general corporate purposes (including, without limitation, to fund Permitted Acquisitions and refinance Indebtedness) not in contravention of any Law or Loan Document;

WHEREAS, subject to the terms and conditions set forth herein and in the Credit Agreement, on the Amendment No. 2 Effective Date (as defined below), the Incremental Term B-1 Commitments shall be established in the amount set forth above and the Incremental Term B-1 Lender shall make Incremental Term B-1 Loans to the Borrower in the aggregate principal amount of the Incremental Term B-1 Commitments; and

WHEREAS, each of Citigroup Global Markets Inc. (“Citi”), SunTrust Robinson Humphrey, Inc. (“SunTrust”), Goldman Sachs Bank USA (“GS”), HSBC Securities (USA) Inc. (“HSBC”), Morgan Stanley Senior Funding, Inc. (“MS”) and Wells Fargo Securities, LLC (“WFS” and, together with Citi, SunTrust, GS, HSBC and MS, collectively, the “Amendment No. 2 Arrangers”) have agreed to act as joint lead arrangers and bookrunners in connection with this Amendment.

NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Incremental Term Loan B-1 Loans and Commitments. (a) Subject to the terms and conditions set forth herein, on the Amendment No. 2 Effective Date, the Incre-

mental Term B-1 Lender agrees (i) that it shall be considered a Lender for all purposes under the Loan Documents and agrees to be bound by the terms thereof and (ii) to make Incremental Term B-1 Loans to the Borrower in an aggregate principal amount equal to the Incremental Term B-1 Commitments. The Incremental Term B-1 Loans shall be an increase in the Term B-1 Loans outstanding immediately prior to the effectiveness hereof (the “Existing Term B-1 Loans”) and shall form part of the same Class therewith. The terms and provisions of the Incremental Term B-1 Loans shall be identical to the Existing Term B-1 Loans and will constitute Term Loans and Term B-1 Loans for all purposes under Credit Agreement. The initial Interest Period for the Incremental Term B-1 Loans shall commence on the Amendment No. 2 Effective Date and end on the same date as the then-current Interest Period for the Existing Term B-1 Loans. The Borrower shall use the proceeds of the Incremental Term B-1 Loans as set forth in the recitals to this Amendment.

(b) After giving effect to the Incremental Term B-1 Loans to be made pursuant to this Amendment, the required repayments under Section 2.05 of the Credit Agreement shall be as follows: the Borrower shall repay to the Administrative Agent for the ratable account of the Lenders (i) on each Quarterly Payment Date, an aggregate amount equal to 0.25% of the product of (x) the sum of (I) the aggregate principal amount of Existing Term B-1 Loans outstanding immediately prior to the Amendment No. 2 Effective Date plus (II) the aggregate amount of Incremental Term B-1 Loans funded on the Amendment No. 2 Effective Date times (y) a fraction, the numerator of which is equal to the aggregate principal amount of the Initial Loans outstanding on the Closing Date and the denominator of which is equal to the aggregate principal amount of Existing Term B-1 Loans outstanding immediately prior to the Amendment No. 2 Effective Date (which for the avoidance of doubt, and rounding to the nearest Dollar, such repayment amount shall be, from and after the Amendment No. 2 Effective Date, $1,626,256.00 on each such Quarterly Payment Date) (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.03(a) or (b) of the Credit Agreement) and (ii) on the Maturity Date, the aggregate principal amount of all Term B-1 Loans outstanding on such date.

(c) For purposes of determining the Weighted Average Yield on the Term B-1 Loans in connection with Section 2.14(a)(vii) of the Credit Agreement, the upfront fees or original issue discount on the Term B-1 Loans shall be deemed to be equal to those paid on the Initial Loans on the Closing Date.

(d) The Borrower hereby consents to any assignments in connection with the initial syndication of the Incremental Term B-1 Loans held by the Incremental Term B-1 Lender.

Section 2. Credit Agreement Governs. Except as set forth in this Amendment, the Incremental Term B-1 Loans shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents and, from and after the Amendment No. 2 Effective Date, each reference to a “Term B-1 Loan,” “Term B-1 Loans,” “Loan” or “Loans” in the Credit Agreement, as in effect on the Amendment No. 2 Effective Date, shall be deemed to include the Incremental Term B-1 Loans, each reference to a “Commitment” shall be deemed to include the “Incremental Term B-1 Commitment” and each reference to a “Lender” or “Lenders” in the Credit Agreement shall be deemed to include the In-

cremental Term B-1 Lender, and other related terms will have correlative meanings mutatis mutandis.

Section 3. Conditions to Effectiveness. The effectiveness of this Amendment and the establishment of the Incremental Term B-1 Commitments and the obligations of the Incremental Term B-1 Lender to make the Incremental Term B-1 Loans shall become effective on the first Business Day (such date, the “Amendment No. 2 Effective Date”) on which the following conditions are satisfied or waived:

(i) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (A) the Administrative Agent, (B) the Incremental Term B-1 Lender, (C) the Borrower and (D) each Guarantor;

(ii) the Administrative Agent shall have received a notice of Borrowing for the Incremental Term B-1 Loans in accordance with the Credit Agreement;

(iii) the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(A) a favorable opinion of Jones Day, counsel for the Loan Parties, in a form and substance reasonably satisfactory to the Administrative Agent;

(B) a certificate from a Responsible Officer of the each Loan Party dated as of the Amendment No. 2 Effective Date, and attaching the documents referred to in clause (C) below;

(C) the Administrative Agent shall have received (i) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing (a) the execution, delivery and performance of the Amendment (and any agreements relating thereto) to which it is a party and (b) in the case of the Borrower, the extensions of credit contemplated hereunder, certified as of the Amendment No. 2 Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment and (ii) a good standing certificate as of a recent date from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation;

(D) (x) before and after giving effect to this Amendment, the establishment of the Incremental Term B-1 Commitments and the borrowing of Incremental Term B-1 Loans and the application of any proceeds therefrom (i) no Default or Event of Default shall exist and (ii) all of the representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date)

and (y) the condition set forth in Section 2.14(a)(iv) of the Credit Agreement is satisfied with respect to this Amendment;

(E) the Administrative Agent shall have received from the Borrower an Officer’s Certificate certifying as to compliance with the preceding clause (D) above; and

(F) the representations and warranties of each Loan Party set forth in Section 4 below shall be true and correct in all material respects;

(iv) the fees in the amounts previously agreed in writing by the Amendment No. 2 Arrangers to be received on the Amendment No. 2 Effective Date and all reasonable and documented or invoiced out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, as counsel to the Amendment No. 2 Arranger) incurred in connection with the transactions contemplated hereby for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 2 Effective Date shall, upon the Borrowing of the Incremental Term B-1 Loans, have been, or will be substantially simultaneously, paid in full; and

(v) the Administrative Agent shall have received a “Life-of-Loan” flood determination notice for each real property encumbered by a Mortgage and if such real property is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and (y) evidence of insurance as required by the Credit Agreement in form and substance satisfactory to the Administrative Agent.

Section 4. Representations and Warranties. By its execution of this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent, the Incremental Term B-1 Lender and the existing Lenders that the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in any other Loan Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the Amendment No. 2 Effective Date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

Section 5. Acknowledgments and Affirmations of the Loan Parties. Each Loan Party hereby expressly acknowledges the terms of this Amendment and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and thereby, (ii) its guarantee of the Guaranteed Obligations (including, without limitation, the Incremental Term B-1 Loans) under the Guaranty and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Incremental Term B-1 Loans) pursuant to the Collateral Documents; provided that, on and after the effectiveness of this Amendment, each reference in the Guaranty and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Without limiting the generality of the foregoing, the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Obligations.

Section 6. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 10.01 of the Credit Agreement.

Section 7. Effectiveness of This Amendment. The provisions of this Amendment shall be subject to the satisfaction of the conditions to effectiveness set forth in Section 3 of this Amendment.

Section 8. Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance nor effectiveness of this Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document.

Section 9. Mortgaged Properties. Within ninety (90) days after the Amendment No. 2 Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, with respect to each real property encumbered by a Mortgage, the Administrative Agent shall have received, with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Administrative Agent:

(i) an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii) a favorable opinion, addressed to the Administrative Agent and the Secured Parties covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment (such opinion may take assumptions for any matters addressed in the local counsel opinion originally delivered in connection with the Mortgage);

(iii) an ALTA 11-06 endorsement to the existing title policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent, along with a title search of the real property to show that as of the date of such endorsement that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage;

(iv) evidence of payment by the Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above; and

(v) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the title policy contemplated in this Section 9 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the title policy contemplated in this Section 9. For the avoidance of doubt, the 90 day deadline for such deliverables shall supersede the deadline for such deliverables that is set forth in Amendment Agreement No. 1 dated as of June 15, 2016 and the Administrative Agent hereby consents to such extension.

Section 10. Other. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended by this Amendment and that this Amendment are each a Loan Document.

(i) This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and other Loan Documents.

(ii) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 10.13 AND 10.14 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY MUTATIS MUTANDIS HERETO.

(iii) Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as would be enforceable.

(iv) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail (including in a “.pdf” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

(v) The parties hereto agree that Section 10.04 of the Credit Agreement is incorporated herein mutatis mutandis as if set forth herein in full.

Section 11. Certain Tax Matters. The parties hereto agree to treat the Incremental Term B-1 Loans to be issued pursuant to this Amendment as fungible for U.S. federal income tax purposes with the Existing Term B-1 Loans.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

POLYONE CORPORATION

BY:	/s/ Scott J. Leffler
NAME: SCOTT J. LEFFLER
TITLE: VICE PRESIDENT AND TREASURER

CONEXUS, LLC
NEU SPECIALTY ENGINEERED MATERIALS, LLC
POLYMER DIAGNOSTICS, INC.
COLORMATRIX GROUP, INC.
COLORMATRIX HOLDINGS, INC.
THE COLORMATRIX CORPORATION
CHROMATICS, INC.
GSDI SPECIALTY DISPERSIONS, INC.

BY:	/s/ Scott J. Leffler
NAME: SCOTT J. LEFFLER
TITLE: TREASURER

POLYONE LLC

BY:	/s/ Scott J. Leffler
NAME: SCOTT J. LEFFLER
TITLE: MANAGER

GLASFORMS, INC.

BY:	/s/ Scott J. Leffler
NAME: SCOTT J. LEFFLER
TITLE: PRESIDENT AND ASSISTANT TREASURER

[Amendment No. 2 Signature Page]

POLYONE DESIGNED STRUCTURES AND SOLUTIONS, LLC

BY:	/s/ Scott J. Leffler
NAME: SCOTT J. LEFFLER
TITLE: CHIEF FINANCIAL OFFICER

FRANKLIN-BURLINGTON PLASTICS, INC.

BY:	/s/ Robert K. James
NAME: ROBERT K. JAMES
TITLE: SECRETARY

[Amendment No. 2 Signature Page]

Consented to by:

CITIBANK, N.A., as Administrative Agent

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Managing Director & Vice President

[Amendment No. 2 Signature Page]

CITIBANK, N.A., as the Incremental Term B-1 Lender

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Managing Director & Vice President

[Amendment No. 2 Signature Page]